SUPPLEMENT DATED JANUARY 27, 2011
TO
PROSPECTUS DATED AUGUST 1, 2010
AND
STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2010

QUANT LONG/SHORT FUND
(Ticker Symbols: USBOX (Ordinary Shares); QGIAX (Institutional Shares)

As of January 27, 2011, the information in the Quant Funds’ Prospectus dated August 1, 2010 (the “Prospectus”) and its Statement of Information dated August 1, 2010 (the “SAI”) with respect to Quant Long/Short Fund (the “Fund”) is hereby amended as follows:

1.	The name of the Fund is “Quant Quality Fund.” References to “Quant Long/Short Fund” and “Long/Short Fund” in the Prospectus and SAI mean Quant Quality Fund, except as provided below.

2.	The information on pages 6 through 9 of the Prospectus is deleted in its entirety and replaced with the following:

Quant Quality Fund

Investment Objective:	Long-term growth of capital.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.67%	0.63%
Total Annual Fund Operating Expenses Fee Waiver**	1.92% (0.15%)	1.63% (0.15%)
Total Annual Fund Operating Expenses After Fee Waiver	1.77%	1.48%

*The expense information in the table has been restated to reflect current fees.
** The Manager has agreed until July 31, 2012 to waive 0.15% of its management fee if the Fund’s average daily net assets are up to $100 million and 0.25% of its management fee if the Fund’s average daily net assets are $100 million or more.  The Fund’s board has the right to terminate this arrangement in its discretion.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$180	$589	$1,023	$2,231
Institutional Class	$151	$500	$872	$1,920

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may results in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 191% of the average value of its portfolio for each class.  The Fund’s revised investment strategy is expected to generate significantly less portfolio turnover.

Principal Investment Strategies

Under normal market conditions, the Quality Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. issuers.  The Fund mainly invests in stocks of large companies generally with greater than $1 billion in market capitalization, at time of purchase.  However, there is no minimum market capitalization for companies whose securities the Fund may purchase.

To manage the Fund’s portfolio, the Fund’s investment manager, in consultation with the Fund’s subadvisor, periodically selects a portfolio of securities organized as a mutual fund (the “target portfolio”) and then purchases and sells Fund assets such that the Fund’s portfolio generally holds the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter.  In order for a mutual fund to be a potential target portfolio, the mutual fund must:

•	Invest principally in stocks of large US companies;
•	Be required to disclose publicly within 60 days of its quarter end its portfolio holdings as of the end of the quarter;
•	Be managed by an investment adviser that is unaffiliated with the Fund’s investment manager or subadvisor; and
•	Typically, allow only very large institutional investors to invest directly in the target portfolio.

In selecting a target portfolio for the Fund, the Fund’s investment manager considers, among other things, whether the:

•	Target portfolio may be easily replicated by the Fund;
•	The Fund’s purchases and sales of portfolio securities may potentially impact the management of the target portfolio;
•	Target portfolio’s investment objective and investment policies are compatible with the Fund’s investment objective and investment policies;
•	Target portfolio historically has a low rate of turnover;
•	Target portfolio historically has had strong performance;
•	Target portfolio’s investment adviser has a solid reputation within the financial services industry; and
•	Target portfolio’s investment adviser generally uses a quantitative investment approach to manage the target portfolio.

If the Fund’s assets significantly increase, the Fund may select more than one target portfolio.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Market
The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of a Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities
The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected. Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income investments.

Difficulty in Comparing Fund Performance with Target Portfolio Performance
Fund performance typically does not mirror the target portfolio’s performance.  Among other things, the holdings of the target portfolio may change significantly during the period between the end of a quarter and the time when those changes are publicly disclosed.  At such times, it is likely that the Fund is unaware of the changes, and as a result, may not be able to avoid a loss or benefit from a repositioning of its portfolio that has been anticipated by the target portfolio’s investment adviser.  In addition, the target portfolio typically has lower expenses relative to its assets than the Fund.

Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser
Neither the Fund’s investment manager nor subadvisor has an agreement with the target portfolio’s investment adviser.  As a result, they may be able to perform only limited due diligence on the investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents (e.g., its prospectus and statement of additional information) reflect the risks of the target portfolio.

Potential Impact on Target Portfolio
The Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of the target portfolio and thus, the Fund itself.

Accuracy of Target Portfolio Information
The Fund relies on the target portfolio to disclose publicly accurate information about its portfolio holdings on or before the deadlines required for such disclosure.  Any failure by the target portfolio to file accurate and timely portfolio information could affect the performance of the Fund.

Non-Diversification
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a greater negative effect on the Fund.

Securities Lending Risk
Securities lending involves two primary risks “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance

The following bar charts and tables provide some indication of the risks of investing in a Fund by showing changes in each Fund’s performance over time. The tables also compare a Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future. On January 27, 2011, the Fund changed its name to its current name, its investment strategy to its current strategy and its Advisor to Columbia Partners, L.L.C., Investment Management.  Performance shown for periods prior to January 27, 2011 does not reflect the new investment strategy. Updated performance information is available at www.quantfunds.com.*

*Prior to November 2006, the Fund was called Quant Growth and Income Fund and SSgA Funds Management, Inc. served as Advisor to the Fund. On November 1, 2006, the Fund changed its name to Quant Long/Short Fund, and its principal investment strategy.  On January 2, 2008, the Fund changed is its Advisor to Analytic Investors, LLC (“Analytic”).

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

 The calendar year-to-date return of the Ordinary Shares of the Fund as of 12/31/2010 is 7.10%.

Best Quarter:	Q2 2009	15.53%
Worst Quarter:	Q4 2008	-23.84%

Average Annual Total Returns for the periods ended December 31, 2009

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	20.75%	-2.31%	-5.14%
Ordinary Shares After Taxes on Distributions	20.71%	-2.43%	-5.73%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	13.54%	-1.91%	-4.32%
Institutional Shares Before Taxes	20.51%	-2.21%	-4.86%
S&P 500 Index	26.46%	0.42%	-0.95%

After-Tax Returns.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

The Fund is managed by Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors. The Fund is sub-advised by Columbia Partners, L.L.C., Investment Management (“Columbia”).

Investment Team	Fund Experience
Robert A. von Pentz, CFA	Portfolio Manager since January 2011

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Quant Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders of Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Quant Funds Attention: Transfer Agent 55 Old Bedford Road Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.quantfunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s internet site for more information.

5.
The information relating to the Fund’s Advisor in “Management of the Funds-The Advisors and Portfolio Management” on pages 27 and 28 of the Prospectus is deleted in its entirety and replaced with the following:

Quant Quality Fund

Advisor. Columbia Partners, L.L.C., Investment Management (“Columbia”), 5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815 serves as the investment subadvisor to the Quality Fund. Columbia Analytic had approximately $3.0 billion of assets under management as of December 31, 2010. Prior to January 27, 2008, the Fund’s investment subadvisor was Analytic Investors, LLC.

Portfolio Management. The Quality Fund is managed by Robert A. von Pentz, CFA at Columbia, subject to the direction of the Manager. The portfolio manager identified below is primarily responsible for the day-to-day management of the Quality Fund.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Advisor, primary role and investment experience
Robert A. von Pentz, CFA	Portfolio Manager since January 2011	Chief Investment Officer and head of Equity Investments since 1996 Investment Professional since 1984

6.	The section “Investment Policies, Risks and Restrictions-Short Sales” on pages 6 through 9 of the SAI is deleted in its entirety and replaced with the following:

SHORT SALES

The Funds will limit short sales to selling securities "against the box.” No securities will be sold short if after giving effect to any short sales, the value of all securities sold short would exceed 25% of a Fund’s net assets.

Short Sales Against the Box. The Funds may sell securities “short against the box.” A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Fund intends to use such short sales against the box to hedge. For example when the Fund believes that the price of a current portfolio security may decline, a Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the Fund effects such a short sale at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.”

7.	The first footnote to the table in the section “Investment Policies, Risks and Restrictions-Portfolio Turnover” on page 9 of the SAI is deleted in its entirety and replaced with the following:

* The expected on-going turnover rate is expected to be significantly lower for the Quality Fund.

8.
References to Sandra I. Madden is the section “Management of the Funds-Trustees and Officers Who Are Interested Persons (As Defined in the 1940 Act)2 of the Trust on page 13 of the SAI are deleted in their entirety and replaced with the following:

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE / LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER IN PUBLIC COMPANIES
Kelly J. Lavari	Clerk	November 2010 to Present	Regulatory Compliance Manager (since April 2008), Legal and Compliance Associate (4/2005-4/2008) Quantitative Investment Advisors, Inc.	N/A	None

9.	The eighth paragraph of the section “The Manager and the Management Contract” on page 21 of the SAI is deleted in its entirety and replaced with the following:

As compensation for services rendered, each Fund pays the Manager a monthly management fee at the annual rate of: 1.00% of the average daily net assets. The Manager has agreed to waive its monthly management fee to an annual rate of 0.85% of the Quality Fund’s average daily net assets if the Fund’s average daily net assets are up to $100 million and 0.75% of the Quality Fund’s average daily net assets if the Fund’s average daily net assets are $100 million or more.  On November 1, 2006, the annual rate of the management fee for Quality Fund (prior to January 27, 2011 known as Quant Long/Short Fund and prior to November 1, 2006 known as Quant Growth and Income Fund) increased from 0.75% to 1.00% of the average daily net assets of the Fund.

10.	The section “Management of the Funds-Advisory Contracts-Fee Waivers/Expense Limitations” on page 22 of the SAI is amended by adding the paragraph:

The Manager is contractually obligated from January 27, 2011 through July 31, 2012 to reduce its annual management fee applicable to Quality Fund to 0.85% of Quality Fund’s average daily net assets if the Fund’s average daily net assets are less than $100 million, and to 0.75% of Quality Fund’s average daily net assets if the Fund’s average daily net assets are $100 million or more.

11.
The compensation payable to the Advisor of the Fund described in the section “Management of the Funds-Advisory Contracts” on pages 22 and 23 of the SAI is deleted in its entirety and replaced with the following:

Quality Fund	0.10% of the first $100 million of average daily total net assets, 0.08% for the next $150 million of average daily total net assets, and 0.06% of average daily met assets in excess of $250 million.

12.	The sections “Management of the Funds-Advisors-Quant Small Cap Fund” and “Quant Long/Short Fund” on page 22 of the SAI are deleted in their entirety and replaced with the following:

Quant Small Cap Fund and Quality Fund

Columbia Partners, L.L.C., Investment Management, (“Columbia”) 5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815 serves as Advisor to the Small Cap Fund and Quality Fund. As of December 31, 2010, the firm had approximately $3.0 billion in assets under management for individual, pension plan and endowment accounts and other institutional accounts.

13.
The tables (or portions thereof) relating to the Fund in the section “Management of the Funds-Portfolio Managers” on pages 25  and 27 of the SAI are deleted in their entirety and replaced with the following:

Quant Quality Fund – Columbia (as of January 27, 2010)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Robert A. von Pentz, CFA	Registered Investment Companies
	Other Pooled Investment Vehicles
	Other Accounts	133	$1,583.8 mil.	1	$30.8 mil.

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of shares of a Fund that were beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year most recently ended.

Quant Fund and Portfolio Manager	Dollar Range of Equity Securities Owned

Quality Fund (Columbia)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
All Portfolio Managers on Team*	None

In addition, delete in its entirety the section “Portfolio Managers - Analytic Compensation Structure and Method Used to Determine Compensation.”

*     *     *

The rest of each of the Prospectus and SAI remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE